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Exhibit 10.4

EXECUTION VERSION

SECURITY AGREEMENT

by

LINENS 'N THINGS, INC.
and
LINENS 'N THINGS CENTER, INC.,
as Borrowers

and

THE GUARANTORS PARTY HERETO

and

UBS AG, STAMFORD BRANCH,
and
WACHOVIA BANK, NATIONAL ASSOCIATION,

as Collateral Agents

Dated as of February 14, 2006

i

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SIGNATURES
EXHIBIT 1	Form of Issuer's Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Control Agreement Concerning Securities Accounts
EXHIBIT 5	Form of Control Agreement Concerning Deposit Accounts
EXHIBIT 6	Form of Copyright Security Agreement
EXHIBIT 7	Form of Patent Security Agreement
EXHIBIT 8	Form of Trademark Security Agreement
EXHIBIT 9	Form of Armored Car Control Agreement
EXHIBIT 10	Form of Bailee's Letter

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SECURITY AGREEMENT

        This SECURITY AGREEMENT dated as of February 14, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement") made by LINENS 'N THINGS, INC., a Delaware corporation and LINENS 'N THINGS CENTER, INC., a California corporation (collectively, the "Borrowers" and each individually, a "Borrower"), and the Guarantors from to time to time party hereto (the "Guarantors"), as pledgors, assignors and debtors (the Borrowers, together with the Guarantors, in such capacities and together with any successors in such capacities, the "Pledgors," and each, a "Pledgor"), in favor of UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION in their capacities as US Collateral Agents pursuant to the Credit Agreement (as hereinafter defined), as pledgees, assignees and secured parties (in such capacities and together with any successors in such capacities, the "Collateral Agents").

R E C I T A L S:

        A.    The Borrowers, the Guarantors, the Collateral Agents, the other Loan Parties party thereto, the other agents listed therein and the lending institutions listed therein (the "Lenders") have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of February 14, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any refinancing or replacement of the Credit Agreement (whether under a bank facility, securities offering or otherwise) or one or more successor or replacement facilities whether or not with a different group of agents or lenders (whether under a bank facility, securities offering or otherwise) and whether or not with different obligors upon the Administrative Agent's acknowledgment of the termination of the predecessor Credit Agreement).

        B.    The Borrowers and each Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations.

        C.    The Borrowers and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

        D.    This Agreement is given by each Pledgor in favor of the Collateral Agents for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.

        F.     It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement, (ii) the obligations of the Issuing Bank to issue Letters of Credit and (iii) the performance of the obligations of the Secured Parties under Hedging Agreements that constitute Secured Obligations that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T:

        NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agents hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

        SECTION 1.1.    Definitions.

          (a)   Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

            "Accounts"; "Bank"; "Chattel Paper"; "Commercial Tort Claim"; "Commodity Account"; "Commodity Contract"; "Commodity Intermediary"; "Documents"; "Electronic Chattel Paper"; "Entitlement Order"; "Equipment"; "Financial Asset"; "Fixtures"; "Goods", "Inventory"; "Investment Property"; "Letter-of-Credit Rights"; "Letters of Credit"; "Money"; "Payment Intangibles"; "Proceeds"; "Records"; "Securities Account"; "Securities Intermediary"; "Supporting Obligations"; and "Tangible Chattel Paper."

          (b)   Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Sections 1.03 and 1.05 of the Credit Agreement shall apply herein mutatis mutandis.

          (c)   The following terms shall have the following meanings:

            "Account Debtor" shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

            "Agreement" shall have the meaning assigned to such term in the Preamble hereof.

            "Armored Car Control Agreement" shall mean an agreement in substantially the form attached hereto as Exhibit 9 or such other form as is reasonably satisfactory to Collateral Agents establishing the applicable Collateral Agent's control with respect to the cash, checks or other items obtained by the armored car carrier from any Pledgor or otherwise under the armored car carrier's control, custody or possession pursuant to any agreement with any Pledgor.

            "Bailee Letter" shall be an agreement in form substantially similar to Exhibit 10 hereto.

            "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

            "Borrowers" shall have the meaning assigned to such term in the Preamble hereof.

            "Collateral Agents" shall have the meaning assigned to such term in the Preamble hereof.

            "Collateral Support" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

            "Commodity Account Control Agreement" shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the applicable Collateral Agent's Control with respect to any Commodity Account.

            "Contracts" shall mean, collectively, with respect to each Pledgor, the Acquisition Documents, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

            "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106 of the UCC.

            "Control Agreements" shall mean, collectively, the Armored Car Control Agreements, Commodity Account Control Agreements, Credit Card Processing Control Agreements, Deposit Account Control Agreements, and the Securities Account Control Agreements.

            "Copyright Licenses" shall mean any and all present and future agreements (whether or not in writing) providing for the granting of any right in, to or under Copyrights (whether the applicable Pledgor is licensee or licensor thereunder).

            "Copyrights" shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, and all goodwill associated therewith, now existing or hereafter adopted or acquired, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

            "Copyright Security Agreement" shall mean an agreement substantially in the form of Exhibit 6 hereto.

            "Credit Agreement" shall have the meaning assigned to such term in Recital A hereof.

            "Credit Card Processing Control Agreement" shall mean an agreement as is reasonably satisfactory to Collateral Agents establishing the applicable Collateral Agent's control with respect to all amounts payable by the credit card processor to any Pledgor pursuant to an arrangement between such credit card processor and any Pledgor.

            "Deposit Account Control Agreement" shall mean an agreement substantially in the form of Exhibit 5 hereto or such other form that is reasonably satisfactory to the Collateral Agents establishing UBS AG, Stamford Branch's Control with respect to any Deposit Account.

            "Deposit Accounts" shall mean, collectively, with respect to each Pledgor, (i) all "deposit accounts" as such term is defined in Article 9 of the UCC and in any event shall include the LC Account and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

            "Distributions" shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

            "Excluded Accounts" shall mean the accounts excluded under 9.02(f) of the Credit Agreement, it being understood that, in any event, the grant of the security interest in Section 2.01 shall extend to such accounts excluded under 9.02(f) of the Credit Agreement and any Pledgor's right to receive any excess funds remaining in any escrow accounts following the payment in full of the taxes, fees and charges payable from such escrow accounts.

            "Excluded Property" shall mean

              (a)   any permit or license issued by a Governmental Authority to any Pledgor or any agreement to which any Pledgor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any Requirement of Law applicable thereto, (i) validly prohibit the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Collateral Agents (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity), (ii) would be abandoned, invalidated or unenforceable as a result of the creation of such security interest in favor of the Collateral Agents or (iii) would result in a breach or termination pursuant to the terms of, or a default under any such permit, license or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity);

              (b)   Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment; and

              (c)   any "intent to use" applications for trademark or service mark registration filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051(b), unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) and 1(d) of said Act has been properly filed and filing accepted by the Patent and Trademark Office, to the extent that any assignment of an "intent to use" application prior to such filing would violate the Lanham Act, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Pledged Collateral;

    provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b) or (c) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clause (a), (b) or (c)).

            "General Intangibles" shall mean, collectively, with respect to each Pledgor, all "general intangibles," as such term is defined in Article 9 of the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor's rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor's operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

            "Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

            "Instruments" shall mean, collectively, with respect to each Pledgor, all "instruments," as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

            "Intellectual Property" shall mean, collectively, the Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses and Trademarks.

            "Intercompany Notes" shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

            "Intercreditor Agreement" shall have the meaning assigned to such term in Section 11.15 hereof.

            "Investment Property" shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

            "Joinder Agreement" shall mean an agreement substantially in the form of Exhibit 3 hereto.

            "LC Account" shall mean any account established and maintained in accordance with the provisions of Section 2.18(i) of the Credit Agreement and all property from time to time on deposit in such LC Account.

            "Lenders" shall have the meaning assigned to such term in Recital A hereof.

            "Material Intellectual Property" shall mean any Intellectual Property that is material (i) to the use and operation of the Pledged Collateral or Mortgaged Property or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.

            "Mortgaged Property" shall have the meaning assigned to such term in the Mortgages.

            "Patent Licenses" shall mean all present and future agreements providing for the granting of any right in or to Patents (whether the applicable Grantor is licensee or licensor thereunder).

            "Patents" shall mean, collectively, with respect to each Pledgor, all letters patent issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), and all goodwill associated therewith, now existing or hereafter adopted or acquired, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, and rights to obtain any of the foregoing, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

            "Patent Security Agreement" shall mean an agreement substantially in the form of Exhibit 7 hereto.

            "Perfection Certificate" shall mean that certain perfection certificate dated February 14, 2006, executed and delivered by each Pledgor in favor of the Collateral Agents for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agents) executed and delivered by the applicable Guarantor in favor of the Collateral Agents for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement or upon the reasonable request of the Collateral Agents, but in any event no more frequently than once a fiscal quarter prior to the occurrence and continuance of an Event of Default.

            "Pledge Amendment" shall have the meaning assigned to such term in Section 5.1 hereof.

            "Pledged Collateral" shall have the meaning assigned to such term in Section 2.1 hereof.

            "Pledged Securities" shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 10(a) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any Subsidiary, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such Subsidiary acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such Subsidiary, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include (x) any Equity Interests which are not required to be pledged pursuant to Section 5.11(b) of the Credit Agreement, (y) more than 65% of the Equity Interests in Linens "n Things Investment Canada I Company and (z) more than 65% of the Equity Interests in Linens "n Things Investment Canada II Company.

            "Pledgor" shall have the meaning assigned to such term in the Preamble hereof.

            "Receivables" shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under Article 9 of the UCC together with all of Grantors' rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

            "Secured Parties" shall mean, collectively, the Administrative Agents, the Collateral Agents, each other Agent, the Issuing Banks, the Lenders and each party to a Hedging Agreement if at the date of entering into such Hedging Agreement such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Collateral Agents as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Sections 9.03, 10.03 and 10.09 of the Credit Agreement.

            "Securities Account Control Agreement" shall mean an agreement substantially in the form of Exhibit 4 hereto or such other form that is reasonably satisfactory to the Collateral Agents establishing UBS AG, Stamford Branch's Control with respect to any Securities Account.

            "Securities Collateral" shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

            "Trademark Licenses" shall mean any and all present and future agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder).

            "Trademarks" shall mean, collectively, with respect to each Pledgor, all trademarks, service marks, slogans, logos, certification marks, trade dress, uniform resource locations (URL's), domain names, corporate names, trade names and other source or business identifiers, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States, any State thereof, or any other country or any political subdivision thereof), and all goodwill associated therewith, now existing or hereafter adopted or acquired, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

            "Trademark Security Agreement" shall mean an agreement substantially in the form of Exhibit 8 hereto.

            "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agents' and the Secured Parties' security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

        SECTION 1.2.    Interpretation.    The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC (except that terms used herein which are defined in the UCC as in effect in the State of New York on the Closing Date shall continue to have the same meaning notwithstanding any replacement or amendment to such statute except as Collateral Agents may determine).

        SECTION 1.3.    Resolution of Drafting Ambiguities.    Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agents) shall not be employed in the interpretation hereof.

        SECTION 1.4.    Perfection Certificate    The Collateral Agents, each Pledgor and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral contained therein, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

        SECTION 2.1.    Grant of Security Interest.    As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agents for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

  (i)
  all Accounts, including, without limitation, Credit Card Receivables;

  (ii)
  all Equipment, Goods, Inventory and Fixtures;

  (iii)
  all Documents, Instruments and Chattel Paper;

  (iv)
  all Letters of Credit and Letter-of-Credit Rights;

  (v)
  all Securities Collateral;

  (vi)
  all Investment Property;

  (vii)
  all Intellectual Property;

  (viii)
  the Commercial Tort Claims described on Schedule 13 to the Perfection Certificate;

  (ix)
  all General Intangibles;

  (x)
  all Money and all Deposit Accounts;

  (xi)
  all Supporting Obligations;

  (xii)
  all books and records relating to the Pledged Collateral; and

  (xiii)
  to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

        Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term "Pledged Collateral" shall not include, any Excluded Property and (i) the Pledgors shall from time to time at the request of the Collateral Agents, but in any event no more frequently than once a fiscal quarter prior to the occurrence and continuance of an Event of Default, give written notice to the Collateral Agents identifying in reasonable detail the Excluded Property and shall provide to the Collateral Agents such other information regarding the Excluded Property as the Collateral Agents may reasonably request and (ii) from and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Agents unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

        SECTION 2.2.    Filings.    (a) Each Pledgor hereby irrevocably authorizes the Collateral Agents at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as "all assets of Pledgor whether now owned or hereafter arising or acquired, including all proceeds thereof" and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agents promptly upon request by the Collateral Agents.

        (b)   Each Pledgor hereby ratifies its authorization for the Collateral Agents to file in any relevant jurisdiction any financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

        (c)   Each Pledgor hereby further authorizes the Collateral Agents to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), as applicable, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agents, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

        SECTION 3.1.    Delivery of Certificated Securities Collateral.    Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the applicable Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agents have a perfected first priority security interest therein subject to Section 11.15 hereof. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within five Business Days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the applicable Collateral Agent pursuant hereto in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agents. The applicable Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agents or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the applicable Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

        SECTION 3.2.    Perfection of Uncertificated Securities Collateral.    Each Pledgor represents and warrants that the Collateral Agents have a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof subject to Section 11.15 hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the applicable Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the applicable Collateral Agent the right to transfer such Pledged Securities under the terms hereof, (iii) upon the reasonable request by the Collateral Agents, provide to the Collateral Agents an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agents, confirming the validity and enforceability of such pledge and perfection thereof, and (iv) after the occurrence and during the continuance of any Event of Default, upon request by the applicable Collateral Agent, (A) cause the Organizational Documents of such issuer to be amended to provide that such Pledged Securities shall be treated as "securities" for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the applicable Collateral Agent in accordance with the provisions of Section 3.1.

        SECTION 3.3.    Financing Statements and Other Filings; Maintenance of Perfected Security Interest.    Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agents in respect of the Pledged Collateral have been delivered to the applicable Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate (other than such Pledged Collateral in which a security interest cannot be perfected under the UCC as in effect on the Closing Date). Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to Permitted Liens and Section 11.15 hereof.

        SECTION 3.4.    Other Actions.    In order to further ensure the attachment, perfection and priority of, and the ability of the applicable Collateral Agent to enforce, the Collateral Agents' security interest in the Pledged Collateral subject to Section 11.15 hereof, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor's own expense, to take the following actions with respect to the following Pledged Collateral:

          (a)    Instruments and Tangible Chattel Paper.    As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 to the Perfection Certificate has been properly endorsed, assigned and delivered to the applicable Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agents exceeds $1,000,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within five Business Days after receipt thereof) endorse, assign and deliver the same to the applicable Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the applicable Collateral Agent may from time to time specify.

          (b)    Deposit Accounts.    As of the date hereof, no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 14 to the Perfection Certificate. The applicable Collateral Agent has a first priority security interest in each such Deposit Account, which security interest, except for the Excluded Accounts, is perfected by Control, except to the extent that obtaining such Control may be completed after the Closing Date pursuant to the terms of Schedule 5.14 to the Credit Agreement. No Pledgor shall hereafter establish and maintain any Deposit Account (other than Excluded Accounts) unless (1) it shall have given the applicable Collateral Agent thirty (30) days' prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the applicable Collateral Agent and (3) such Bank and such Pledgor shall have duly executed and delivered to the applicable Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account; provided, that the Collateral Agents shall have the right to waive (or extend) the requirement of a Deposit Account Control Agreement for any account in their reasonable discretion. The applicable Collateral Agent agrees with each Pledgor that such Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing. The provisions of this Section 3.4(b) shall not apply to the LC Account or to any other Deposit Accounts for which UBS AG, Stamford Branch is the Bank. No Pledgor shall grant Control of any Deposit Account to any person other than the applicable Collateral Agent.

          (c)    Investment Property.    (i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 14 to the Perfection Certificate. The applicable Collateral Agent has a first priority security interest in each such Securities Account and Commodity Account, which security interest is perfected by Control, except to the extent that obtaining such Control may be completed after the Closing Date pursuant to the terms of Schedule 5.14 to the Credit Agreement. No Pledgor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) it shall have given the applicable Collateral Agent thirty (30) days' prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the applicable Collateral Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be; provided, that the Collateral Agents shall have the right to waive (or extend) the requirement of a Control Agreement for any account in their reasonable discretion. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the applicable Collateral Agent and within three (3) Business Days of actual receipt thereof, deposit any and all cash and Investment Property (other than any Investment Property pledged pursuant to clauses (ii)(1), (iii)(1) or (iii)(3) below) received by it into a Deposit Account or Securities Account subject to the applicable Collateral Agent's Control. The applicable Collateral Agent agrees with each Pledgor that such Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which either of the Collateral Agents is the Securities Intermediary. No Pledgor shall grant Control over any Investment Property to any person other than the applicable Collateral Agent.

          (ii)   If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, such Pledgor shall promptly (1) endorse, assign and deliver the same to the applicable Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agents or (2) deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the applicable Collateral Agent.

          (iii)  If any Pledgor shall at any time own or acquire, directly or through a nominee, any uncertificated securities constituting Investment Property, such Pledgor shall promptly notify the Collateral Agents thereof and pursuant to an agreement in form and substance satisfactory to the Collateral Agents, either (1) cause the issuer to agree to comply with instructions from the applicable Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (2) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the applicable Collateral Agent has Control or (3) arrange for the Collateral Agents to become the registered owners of such securities.

          (iv)  As between the Collateral Agents and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Collateral Agents, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person.

          (d)    Electronic Chattel Paper and Transferable Records.    As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any "transferable record" (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 11 to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic

  Chattel Paper or transferable record shall promptly notify the Collateral Agents thereof and shall take such action as the Collateral Agents may reasonably request to vest in the applicable Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the applicable Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $500,000 in the aggregate for all Pledgors. The Collateral Agents agree with such Pledgor that the Collateral Agents will arrange, pursuant to procedures satisfactory to the Collateral Agents and so long as such procedures will not result in the Collateral Agents' loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

          (e)    Letter-of-Credit Rights.    If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Collateral Agents thereof and such Pledgor shall, at the reasonable request of the Collateral Agents, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agents, either (i) use reasonable commercial efforts to arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the applicable Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) use reasonable commercial efforts to arrange for the applicable Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agents agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed $1,000,000 in the aggregate for all Pledgors.

          (f)    Commercial Tort Claims.    As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 13 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, such Pledgor shall promptly notify the Collateral Agents in writing signed by such Pledgor of the brief details thereof and grant to the applicable Collateral Agent in writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agents. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Loan Party in which the Collateral Agents do not have a security interest, does not exceed $5,000,000 in the aggregate for all Loan Parties.

          (g)    Landlord's Access Agreements / Bailee Letters.    The amount of the Reserves established by the Collateral Agents under Sections 2.20(b)(ii) and 2.21(b)(ii) of the Credit Agreement on the Closing Date does not in any manner prejudice the rights of the Collateral Agents to (i) revise the amount of such Reserves for applicable locations on the Closing Date and modify the Reserves for such locations in accordance with the terms of the Credit Agreement and (ii) establish Reserves with respect to other locations in accordance with the terms of the Credit Agreement. Upon the request of a Pledgor, the applicable Collateral Agent agrees to provide to such Pledgor preliminary advice on the amount of Reserves it may establish for a particular location; provided that the actual Reserves established by the applicable Collateral Agent with respect to such location may differ from the amount disclosed in such preliminary advice.

          (h)    Motor Vehicles.    Upon the request of the Collateral Agents, each Pledgor shall deliver to the applicable Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with such Collateral Agent listed as lienholder therein. Such requirement shall not apply if the aggregate value of all motor vehicles (and such other Equipment) as to which any Loan Party has not delivered a certificate of title or ownership is less than $2,000,000.

          (i)    Credit Card Receivables.    Pledgors will deliver to the applicable Collateral Agent an executed Credit Card Processing Control Agreement with respect to all Credit Card Receivables. No Pledgor shall hereafter enter into any Credit Card Agreement unless (1) it shall have given the applicable Collateral Agent thirty (30) days' prior written notice of its intention to enter into any new Credit Card Agreement and (2) such Pledgor and credit card issuer or credit card processor shall have duly executed and delivered to the applicable Collateral Agent a Credit Card Processing Control Agreement with respect to such Credit Card Agreement. Notwithstanding the foregoing, the applicable Collateral Agent shall have the right to waive (or extend) the requirement of a Credit Card Processing Control Agreement with respect to any credit card issuer or credit card processor in their reasonable discretion.

          (j)    Armored Car Control Agreements.    As of the date hereof, no Pledgor has any agreement with any Person which provides armored car services other than the agreements listed in Schedule 17 to the Perfection Certificate. Pledgors will deliver to the applicable Collateral Agent an executed Armored Car Control Agreement with respect to each arrangement between Pledgors and any Person which provides armored car services. No Pledgor shall hereafter enter into any arrangement with an armored car carrier unless (1) it shall have given the applicable Collateral Agent thirty (30) days' prior written notice of its intention to enter into any new Credit Card Agreement and (2) such Pledgor and armored car carrier shall have duly executed and delivered to the applicable Collateral Agent an Armored Car Control Agreement with respect to such arrangement. Notwithstanding the foregoing, the applicable Collateral Agent shall have the right to waive (or extend) the requirement of an Armored Car Control Agreement with respect to any arrangement with an armored car carrier.

        SECTION 3.5.    Joinder of Additional Guarantors.    The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agents for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, to execute and deliver to the Collateral Agents (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto within thirty (30) days of the date on which it was acquired or created and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created and upon such execution and delivery, such Subsidiary shall constitute a "Guarantor" and a "Pledgor" for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

        SECTION 3.6.    Supplements; Further Assurances.    Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agents such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agents may in their reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agents hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agents' security interest in the Pledged Collateral hereof or permit the applicable Collateral Agent to exercise and enforce their rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Agents and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agents hereunder, as against third parties, with respect to the Pledged Collateral all subject to Section 11.15 hereof. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the applicable Collateral Agent from time to time upon reasonable request by the Collateral Agents, but in any event no more frequently than once a fiscal quarter prior to the occurrence and continuance of an Event of Default, such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agents shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Agents may institute and maintain, in their own names or in the name of any Pledgor, such suits and proceedings as the Collateral Agents may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

        Each Pledgor represents, warrants and covenants as follows:

        SECTION 4.1.    Title.    Except for the security interest granted to the Collateral Agents for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 6.02 of the Credit Agreement.

        SECTION 4.2.    Validity of Security Interest.    The security interest in and Lien on the Pledged Collateral granted to the Collateral Agents for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 7 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agents for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens and subject to Section 11.15 hereof.

        SECTION 4.3.    Defense of Claims; Transferability of Pledged Collateral.    Subject to Section 5.05 of the Credit Agreement, each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the

Collateral Agents and the priority thereof against all material claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agents or any other Secured Party other than Permitted Liens. There is no agreement, order, judgment or decree, and no Pledgor shall enter into any agreement or take any other action, that would materially restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor's obligations or the rights of the Collateral Agents hereunder other than such permits, licenses or agreements in the ordinary course of business.

        SECTION 4.4.    Other Financing Statements.    It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agents pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements listed on Schedule 9 to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.

        SECTION 4.5.    Chief Executive Office; Change of Name; Jurisdiction of Organization.    The Collateral Agents may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.13(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agents about such changes on a timely basis, the Collateral Agents shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor's property constituting Pledged Collateral, for which the Collateral Agents needed to have information relating to such changes. The Collateral Agents shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agents of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agents to search for information on such changes if such information is not provided by any Pledgor.

        SECTION 4.6.    Location of Inventory and Equipment.    It shall not move any Equipment or Inventory to an ultimate location that is not listed in the relevant Schedules to the Perfection Certificate, unless it shall have given the Collateral Agents not less than 10 days' prior written notice of its intention so to do, clearly describing such new location and providing monthly rent expense, if applicable, and such other information in connection therewith as the Collateral Agents may reasonably request; provided that in no event shall any Equipment or Inventory be moved to any ultimate location outside of the continental United States or Canada.

        SECTION 4.7.    Due Authorization and Issuance.    All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor's status as a partner or a member of any issuer of the Pledged Securities.

        SECTION 4.8.    Consents, etc.    In the event that the applicable Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of such Collateral Agent, such Pledgor agrees to use its best efforts to assist and aid the Collateral Agents to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

        SECTION 4.9.    Pledged Collateral.    All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

        SECTION 4.10.    Insurance.    In the event that the proceeds of any insurance claim are paid to any Pledgor after the applicable Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agents and promptly after receipt thereof shall be paid to the applicable Collateral Agent for application in accordance with the Credit Agreement.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

        SECTION 5.1.    Pledge of Additional Securities Collateral.    Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Agents and promptly (but in any event within five Business Days after receipt thereof) deliver to the Collateral Agents a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a "Pledge Amendment"), and deliver to the applicable Collateral Agent the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agents to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the applicable Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

        SECTION 5.2.    Voting Rights; Distributions; etc.

          (a)   So long as no Event of Default shall have occurred and be continuing:

            (i)    Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

            (ii)   Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be promptly delivered to the applicable Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agents, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five Business Days after receipt thereof) delivered to the applicable Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (b)   So long as no Event of Default shall have occurred and be continuing, the Collateral Agents shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

          (c)   Upon the occurrence and during the continuance of any Event of Default:

            (i)    All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agents, which shall thereupon have the sole right to exercise such voting and other consensual rights.

            (ii)   All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agents, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

          (d)   Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the applicable Collateral Agent appropriate instruments as such Collateral Agent may reasonably request in order to permit such Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

          (e)   All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(c)(ii) hereof shall be received in trust for the benefit of the Collateral Agents, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the applicable Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

        SECTION 5.3.    Defaults, etc.    Such Pledgor is not in default in the payment of any material portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other material provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the applicable Collateral Agent) which evidence any Pledged Securities of such Pledgor.

        SECTION 5.4.    Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

          (a)   In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

          (b)   In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the applicable Collateral Agent or its nominee and to the substitution of the applicable Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

        SECTION 6.1.    Grant of Intellectual Property License.    For the purpose of enabling the Collateral Agents, upon the occurrence of and during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Agents shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the applicable Collateral Agent, to the extent assignable, an irrevocable, non-exclusive, royalty free, worldwide license or (for third party rights) sublicense to use, assign, license or sublicense any of the Intellectual Property now owned, held or hereafter acquired by such Pledgor, wherever the same may be located. Such license or sublicense shall include access to all media in which any of the applicable items may be recorded or stored and to all computer programs used for the compilation or printout hereof. The Collateral Agents agree to maintain, during the period such license or sublicense is in effect, the quality of all products and services marketed under the Trademarks at a level that the Collateral Agents in good faith believe is in all material respects equal to that maintained by each Pledgor immediately prior to the Event of Default.

        SECTION 6.2.    Protection of Collateral Agents' Security.    On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly notify the Collateral Agents if it knows or has reason to know that any application or registration for any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination in any proceeding or the institution of any proceeding in any federal, state, foreign or local court or administrative body (including the United States Patent and Trademark Office or the United States Copyright Office or any foreign counterpart thereof) regarding any Material Intellectual Property, such Pledgor's right to register such Material Intellectual Property or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material Intellectual Property as presently used and operated, except as shall be consistent with commercially reasonably business judgment, (iii) continue to use each material Trademark so as to maintain it in full force in each class of goods, except as shall be consistent with commercially reasonably business judgment, (iv) maintain the quality of products and services offered under such Trademark at or above the quality of products and services offered under such Trademark as of the Closing Date, (v) not adopt or use any mark which is confusingly similar to such Trademark unless the Collateral Agents, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, (vi) use all Intellectual Property with applicable notices and legends, (vii) not permit to lapse or become invalidated or abandoned any Material Intellectual Property, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property, in either case except as shall be consistent with commercially reasonable business judgment, (viii) maintain, apply and prosecute each registration of the Material Intellectual Property, except as shall be consistent with commercially reasonably business judgment, (ix) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agents in writing of any event which may be reasonably expected to materially and adversely affect the value, validity or utility of any Material Intellectual Property or the rights and remedies of the Collateral Agents in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property, (x) not license any Intellectual Property other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property or the Lien on and security interest in the Intellectual Property created therein hereby, without the consent of the Collateral Agents, (xi) diligently keep adequate records respecting all Intellectual Property and (xii) furnish to the Collateral Agents from time to time upon the Collateral Agents' reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property and such other materials evidencing or reports pertaining to any Intellectual Property as the Collateral Agents may from time to time reasonably request.

        SECTION 6.3.    After-Acquired Property.    If any Pledgor either by itself or through any agent, employee, licensee or designee, shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property, (ii) file or otherwise become entitled to the benefit of any additional Intellectual Property or any renewal, registration, application or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property, or any improvement on any Intellectual Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property as if such would have constituted Intellectual Property at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (and in no event more than thirty (30) days following the applicable event) provide to the Collateral Agents written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agents and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agents' security interest in such Intellectual Property. Further, each Pledgor authorizes the Collateral Agents to modify this Agreement by amending Schedules 12(a) and 12(b) to the Perfection Certificate to include any Intellectual Property of such Pledgor acquired or arising after the date hereof.

        SECTION 6.4.    Litigation.    Unless there shall occur and be continuing any Event of Default, each Pledgor shall take all reasonable and necessary steps to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Material Intellectual Property and suits, proceedings or other actions to prevent the material infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agents shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property and/or bring suit in the name of any Pledgor, the Collateral Agents or the Secured Parties to enforce the Intellectual Property and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agents, do any and all lawful acts and execute any and all documents requested by the Collateral Agents in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agents for all costs and expenses incurred by the Collateral Agents in the exercise of their rights under this Section 6.4 in accordance with Section 10.03 of the Credit Agreement. In the event that the Collateral Agents shall elect not to bring suit to enforce the Intellectual Property, each Pledgor agrees, at the reasonable request of the Collateral Agents, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property by any person.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

        SECTION 7.1.    Maintenance of Records.    Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the applicable Collateral Agent's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to such Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agents may transfer a full and complete copy of any Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agents' security interest therein without the consent of any Pledgor; provided, that such person and their representative shall be obligated to keep any information or knowledge obtained in connection with their review of such books, records, credit information, reports, memoranda or other writings related to the Receivables confidential in accordance with Section 11.12 of the Credit Agreement.

        SECTION 7.2.    Legend.    Each Pledgor shall legend, at the reasonable request of the Collateral Agents and in form and manner satisfactory to the Collateral Agents, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agents for the benefit of the Secured Parties and that the Collateral Agents have a security interest therein.

        SECTION 7.3.    Modification of Terms, etc.    No Pledgor shall rescind or cancel any obligations evidenced by any material Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such material obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Collateral Agents. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.

        SECTION 7.4.    Collection.    Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply promptly upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys' fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agents or any Secured Party, shall be paid by the Pledgors.

ARTICLE VIII

TRANSFERS

        SECTION 8.1.    Transfers of Pledged Collateral.    No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Credit Agreement.

ARTICLE IX

REMEDIES

        SECTION 9.1.    Remedies.    Upon the occurrence and during the continuance of any Event of Default, the Collateral Agents may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to them, the following remedies:

          (i)    Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose and/or for the purposes of completing the manufacture and packaging of the Pledged Collateral or sale or other disposition of the Pledged Collateral may enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, complete the manufacture and packaging of the Pledged Collateral and/or sell or otherwise dispose of the Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and for other purposes set forth in this clause (i) and use in connection with such removal, possession, completion of manufacturing and packaging, sale or other disposition, any and all services, supplies, equipment, aids and other facilities of any Pledgor;

          (ii)   Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the applicable Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agents and shall promptly (but in no event later than three (3) Business Days after receipt thereof) pay such amounts to the applicable Collateral Agent;

          (iii)  Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

          (iv)  Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the applicable Collateral Agent at any place or places so designated by the Collateral Agents, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agents and therewith delivered to the applicable Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the applicable Collateral Agent at such place or places pending further action by the Collateral Agents and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agents shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

          (v)   Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

          (vi)  Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

          (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

          (viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agents may also in their sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agents' offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agents may deem commercially reasonable. Either of the Collateral Agents or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agents shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agents may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agents arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if one of the Collateral Agents accept the first offer received and does not offer such Pledged Collateral to more than one offeree.

        SECTION 9.2.    Notice of Sale.    Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days' prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

        SECTION 9.3.    Waiver of Notice and Claims.    Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with either of the Collateral Agent's taking possession or the Collateral Agent's disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession other than those caused by the gross negligence or willful misconduct of the Collateral Agents or their representatives as determined by a final, non-appealable order of a court of competent jurisdiction, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agents' rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agents shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Collateral Agents as determined by a final, non-appealable order of a court of competent jurisdiction. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

        SECTION 9.4.    Certain Sales of Pledged Collateral.

          (a)   Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agents may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agents than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agents shall have no obligation to engage in public sales.

          (b)   Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agents may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agents than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agents shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          (c)   Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Agents, for the benefit of the Collateral Agents, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Collateral Agents to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agents such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agents from time to time may reasonably request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral Agents and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading other than any claims, losses, damages and liabilities arising from or by virtue of the gross negligence or willful misconduct or misrepresentation of the Collateral Agents or their representative as determined by a final, non-appealable order of a court of competent jurisdiction.

          (d)   If the Collateral Agents determine to exercise their right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agents all such information as the Collateral Agents may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agents as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          (e)   Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Agents and the other Secured Parties, that the Collateral Agents and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

        SECTION 9.5.    No Waiver; Cumulative Remedies.

          (a)   No failure on the part of the Collateral Agents to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agents in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agents be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

          (b)   In the event that the Collateral Agents shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agents, then and in every such case, the Pledgors, the Collateral Agents and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agents and the other Secured Parties shall continue as if no such proceeding had been instituted.

        SECTION 9.6.    Certain Additional Actions Regarding Intellectual Property.    If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agents, each Pledgor shall execute and deliver to the Collateral Agents an assignment or assignments of the Intellectual Property and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Collateral Agents, each Pledgor shall make available to the Collateral Agents, to the extent within such Pledgor's power and authority, such personnel in such Pledgor's employ on the date of the Event of Default as the Collateral Agents may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the Intellectual Property, and such persons shall be available to perform their prior functions on the Collateral Agents' behalf.

        SECTION 9.7.    Access to Premises.    Each Pledgor will permit Collateral Agents or their designee to visit and inspect the financial records and the property of such Pledgor at reasonable times during regular business hours as often as reasonably requested and at any time upon the occurrence and during the continuance of any Event of Default, make extracts from and copies of such financial records, and to discuss the affairs, finances, accounts and condition of any Pledgor with the officers and employees thereof and advisors therefor (including independent accountants).

ARTICLE X

PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;
APPLICATION OF PROCEEDS

        SECTION 10.1.    Application of Proceeds.    The proceeds received by the Collateral Agents in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by either of the Collateral Agents of their remedies shall be applied, together with any other sums then held by the Collateral Agents pursuant to this Agreement, in accordance with the Credit Agreement.

ARTICLE XI

MISCELLANEOUS

        SECTION 11.1.    Concerning Collateral Agents.

          (a)   The Collateral Agents have been appointed as Collateral Agents pursuant to the Credit Agreement. The actions of the Collateral Agents hereunder are subject to the provisions of the Credit Agreement. The Collateral Agents shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agents may employ in good faith agents and attorneys-in-fact in connection herewith and shall not be liable except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it as determined by a final, non-appealable order of a court of competent jurisdiction. Either of the Collateral Agents may resign and a successor Collateral Agent or Collateral Agents may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Collateral Agent by successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was a Collateral Agent.

          (b)   The Collateral Agents shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agents, in their individual capacities, accord their own property consisting of similar instruments or interests, it being understood that neither the Collateral Agents nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agents or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

          (c)   The Collateral Agents shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

          (d)   If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agents under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the terms of this Agreement shall control.

        SECTION 11.2.    Collateral Agents May Perform; Collateral Agents Appointed Attorney-in-Fact.

          (a)   If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor's covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords', carriers', mechanics', workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agents may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agents shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agents shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agents pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agents its attorneys-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the applicable Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which such Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agents shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          (b)   Without limiting the foregoing, each Pledgor hereby irrevocably designates and appoints each Collateral Agent (and all persons designated by Collateral Agents) as such Pledgor's true and lawful attorney-in-fact, and authorizes Collateral Agents, in such Pledgor's or Collateral Agents' name, to:(i) at any time an Event of Default exists or has occurred and is continuing (1) demand payment on Accounts or other Pledged Collateral, (2) enforce payment of Accounts by legal proceedings or otherwise, (3) exercise all of such Pledgor's rights and remedies to collect any Account or other Pledged Collateral, (4) sell or assign any Account upon such terms, for such amount and at such time or times as the Collateral Agents deems advisable, (5) settle, adjust, compromise, extend or renew an Account, (6) discharge and release any Account, (7) prepare, file and sign such Pledgor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Accounts or other Pledged Collateral, (8) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Accounts or other proceeds of Pledged Collateral to an address designated by Collateral Agents, and open and dispose of all mail addressed to such Pledgor and handle and store all mail relating to the Pledged Collateral; (9) do all acts and things which are necessary, in Collateral Agents' determination, to fulfill such Pledgor's obligations under this Agreement and the other Loan Documents, (10) endorse such Pledgor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Pledged Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (11) clear Inventory the purchase of which was financed with a Letter of Credit through U.S. Customs or foreign export control authorities in such Pledgor's, Collateral Agents' name or the name of Collateral Agents' designee, and to sign and deliver to customs officials powers of attorney in such Pledgor's name for such purpose, and to complete in such Pledgor's or Collateral Agents' name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, and (12) sign such Pledgor's name on any verification of Accounts and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof and (ii) at any time after delivery of a Notice of Sole Control (as defined in the form Deposit Account Control Agreement attached hereto as Exhibit 5) or a similar notice to (1) take control in any manner of any item of payment in respect of Accounts or constituting Pledged Collateral or otherwise received in or for deposit in the Concentration Accounts or otherwise received by Collateral Agents or any Lender, (2) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Accounts or other proceeds of Pledged Collateral are sent or received, and (3) endorse such Pledgor's name upon any items of payment in respect of Accounts or constituting Pledged Collateral or otherwise received by Collateral Agents and any Lender and deposit the same in Collateral Agents' account for application to the Obligations. Each Pledgor hereby releases Collateral Agents and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Collateral Agents' or any Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

        SECTION 11.3.    Continuing Security Interest; Assignment.    This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agents hereunder, to the benefit of the Collateral Agents and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Hedging Agreement, such Hedging Agreement.

        SECTION 11.4.    Termination; Release.

          (a)   When all the Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, all Letters of Credit have been terminated or cash collateralized in an amount equal to not less than 110% of the outstanding amount of Reimbursement Obligations under such Letters of Credit plus interest, fees and costs related to such Letters of Credit or such other arrangement satisfactory to the Issuing Bank, and all reimbursement and indemnification liabilities of the Collateral Agents under Control Agreements have been cash collateralized in an amount reasonably satisfactory to the Collateral Agents, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Collateral Agents shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agents except as to the fact that the Collateral Agents have not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agents and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, any proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be, which the Pledgors may reasonably request.

          (b)   Notwithstanding the foregoing, if (i) the Obligations, other than the Secured Obligations of the type described in clause (b) of the definition of Secured Obligations (the "Remaining Secured Obligations"), have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, all Letters of Credit have been terminated or cash collateralized in an amount equal to not less than 110% of the outstanding amount of Reimbursement Obligations under such Letters of Credit plus interest, fees and costs related to such Letters of Credit or such other arrangement satisfactory to the Issuing Bank, and all reimbursement and indemnification liabilities of the Collateral Agents under Control Agreements have been cash collateralized in an amount reasonably satisfactory to the Collateral Agents, (ii) the Remaining Secured Obligations have been cash collateralized in an amount reasonably satisfactory to the Collateral Agents and sufficient to satisfy the terms and conditions governing the Remaining Secured Obligations and (iii) all or a portion of the repayment of the Obligations is financed by the proceeds of Indebtedness of one or more Loan Parties or any affiliate of a Loan Party ("Refinancing Indebtedness") which Refinancing Indebtedness is secured by property of such persons, this Agreement shall terminate as if the Remaining Secured Obligations have been paid in full and the provisions of paragraph (a) of this Section 11.4 shall apply concurrently with the incurrence of the Refinancing Indebtedness and the securing of the Refinancing Indebtedness and the Remaining Secured Obligations on an equal and ratable basis. For the avoidance of doubt, if the Refinancing Indebtedness is not secured, this Agreement shall not terminate but shall remain in full force and effect.

          (c)   The Collateral Agents will release the liens on any part of the Pledged Collateral to the extent required by Section 5.1 of the Intercreditor Agreement.

        SECTION 11.5.    Modification in Writing.    No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by each party hereto. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

        SECTION 11.6.    Notices.    Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to any Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

        SECTION 11.7.    Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.     Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

        SECTION 11.8.    Severability of Provisions.    Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

        SECTION 11.9.    Execution in Counterparts.    This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

        SECTION 11.10.    Business Days.    In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

        SECTION 11.11.    No Credit for Payment of Taxes or Imposition.    Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

        SECTION 11.12.    No Claims Against Collateral Agents.    Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agents, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against either of the Collateral Agents in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

        SECTION 11.13.    No Release.    Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agents of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on either of the Collateral Agents or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on either of the Collateral Agents or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agents nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agents or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

        SECTION 11.14.    Obligations Absolute.    All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

          (i)    any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

          (ii)   any lack of validity or enforceability of the Credit Agreement, any Hedging Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

          (iii)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Hedging Agreement or any other Loan Document or any other agreement or instrument relating thereto;

          (iv)  any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

          (v)   any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

          (vi)  any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

        SECTION 11.15.    Intercreditor Agreement.    Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the applicable Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 14, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Linens 'n Things, Inc., Linens Holding Co., Linens 'n Things Center, Inc., Linens 'n Things Canada Corp, UBS AG, Stamford Branch, as "Administrative Agent", UBS AG, Stamford Branch and Wachovia Bank, National Association, as co-agents serving as the "US Revolving Credit Collateral Agent", UBS AG, Toronto Branch and Wachovia Capital Finance Corporation (Canada), as co-agents serving as "Canadian Revolving Credit Collateral Agent", (the Administrative Agent, the US Revolving Credit Collateral Agent and the Canadian Revolving Credit Collateral Agent being referred to collectively as the "Revolving Credit Collateral Agent"), The Bank of New York serving as "Note Lien Collateral Agent" and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

        SECTION 11.16.    Collateral Agents.    As appearing herein, the term "Collateral Agents" shall have the meaning assigned to such term in the preamble hereto, provided, however, when reference is made to applicable Collateral Agent, the reference shall be deemed to be (i) to UBS AG, Stamford Branch, as Collateral Agent, if and to the extent that such reference requires a payment to be made or in reference to any Control Agreement and (ii) to Wachovia Bank, National Association as Collateral Agent, if and to the extent that such reference requires action or determination with respect to the reporting or monitoring of the Collateral, the delivery, receipt or possession of any Pledged Collateral (other than in connection with any Control Agreements) or the enforcement of any rights and remedies hereunder (other than in connection with any Control Agreement) and (iii) both Collateral Agents if and to the extent that such reference requires action or determination with respect to other issues.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, each Pledgor and the Collateral Agents have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

LINENS HOLDING CO., as Pledgor
By:	Name: Title:
LINENS 'N THINGS, INC. as Pledgor
By:	Name: Title:
LINENS 'N THINGS CENTER, INC. as Pledgor
By:	Name: Title:
BLOOMINGTON MN, L.T., INC. as Pledgor
By:	Name: Title:
VENDOR FINANCE, LLC as Pledgor
By:	Name: Title:
LNT, INC. as Pledgor
By:	Name: Title:
LNT SERVICES, INC. as Pledgor
By:	Name: Title:
LNT LEASING II, LLC as Pledgor
By:	Name: Title:
LNT WEST, INC. as Pledgor
By:	Name: Title:
LNT VIRGINIA, LLC as Pledgor

By:	Name: Title:
LNT MERCHANDISING COMPANY, LLC as Pledgor
By:	Name: Title:
LNT LEASING III, LLC as Pledgor
By:	Name: Title:
CITADEL LNT, LLC as Pledgor
By:	Name: Title:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:	Name: Title:
By:	Name: Title:

EXHIBIT 1

[Form of]

ISSUER'S ACKNOWLEDGMENT

        The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                        ], made by LINENS 'N THINGS, INC., a Delaware corporation and LINENS 'N THINGS CENTER, INC., a California corporation (the "Borrowers"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION as Collateral Agents (in such capacity and together with any successors in such capacity, the "Collateral Agents"), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agents and confirmed under the Security Agreement, (iii) agrees that after receipt of notice pursuant to the Security Agreement, it will comply with instructions of the Collateral Agents with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agents upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agents therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agents or its nominee or the exercise of voting rights by the Collateral Agents or its nominee.

[ ]
By:	Name: Title:

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

        This Securities Pledge Amendment, dated as of [                        ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                        ], made by LINENS 'N THINGS, INC., a Delaware corporation and LINENS 'N THINGS CENTER,  INC., a California corporation (the "Borrowers"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION as Collateral Agents (in such capacity and together with any successors in such capacity, the "Collateral Agents"). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations. In acting under and by virtue of this Securities Pledge Amendment, the Collateral Agents shall have all of the rights, protections and immunities granted to them under the Security Agreement, all of which are incorporated by reference herein mutatis mutandis.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ], as Pledgor
		By:	Name: Title:
AGREED TO AND ACCEPTED:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION as Collateral Agent
By:	Name: Title:
By:	Name: Title:

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]
[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

        Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                        ], made by LINENS 'N THINGS, INC., a Delaware corporation and LINENS 'N THINGS CENTER, INC., a California corporation (the "Borrowers"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION as Collateral Agents (in such capacity and together with any successors in such capacity, the "Collateral Agents").

        This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                        ] (the "New Pledgor"), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agents, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.

        Concurrent with the execution of this Agreement, the New Pledgor shall deliver to the Collateral Agents a Perfection Certificate. Such Perfection Certificate shall supplement the disclosures contained in the Security Agreement and shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

        This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

        THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the applicable Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 14, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Linens 'n Things, Inc., Linens Holding Co., Linens 'n Things Center, Inc., Linens 'n Things Canada Corp, UBS AG, Stamford Branch, as "Administrative Agent", UBS AG, Stamford Branch and Wachovia Bank, National Association, as co-agents serving as the "US Revolving Credit Collateral Agent", UBS AG, Toronto Branch and Wachovia Capital Finance Corporation (Canada), as co-agents serving as "Canadian Revolving Credit Collateral Agent", (the Administrative Agent, the US Revolving Credit Collateral Agent and the Canadian Revolving Credit Collateral Agent being referred to collectively as the "Revolving Credit Collateral Agent"), The Bank of New York serving as "Note Lien Collateral Agent" and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

        In acting under and by virtue of this Securities Pledge Amendment, the Collateral Agents shall have all of the rights, protections and immunities granted to them under the Security Agreement, all of which are incorporated by reference herein mutatis mutandis.

        IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]
		By:	Name: Title:
AGREED TO AND ACCEPTED:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION as Collateral Agent
By:	Name: Title:
By:	Name: Title:

[Schedules to be attached]

EXHIBIT 4

[Form of]

CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS

        This Control Agreement Concerning Securities Accounts (this "Control Agreement"), dated as of [                        ], by and among [                        ] (the "Pledgor"), UBS AG, Stamford Branch as Collateral Agent ("UBS"), and [            ] (the "Securities Intermediary"), is delivered pursuant to Section 3.4(c) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of [                        ], made by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, Stamford Branch and Wachovia Bank, National Association as Collateral Agents (collectively, the "Collateral Agents"), as pledgees, assignees and secured parties and that certain [Indenture], dated as of [                        ], made by Pledgor and each of the Guarantors referred to therein in favor of The Bank of New York, as Collateral Agent and Indenture Trustee (the "Indenture Trustee") and a secured party. This Control Agreement is for the purpose of perfecting the security interests of the Collateral Agents and the Indenture Trustee granted by the Pledgor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

        Section 1.    Confirmation of Establishment and Maintenance of Designated Accounts.    The Securities Intermediary hereby confirms and agrees that (i) the Securities Intermediary has established for the Pledgor and maintains the account(s) listed in Schedule I annexed hereto (such account(s), together with each such other securities account maintained by the Pledgor with the Securities Intermediary collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a "securities intermediary" as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is a "securities account" as such term is defined in Section 8-501(a) of the UCC and (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially endorsed to the Pledgor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

        Section 2.    Controlling Party.    As used herein, "Controlling Party" means UBS or its designee until such time as UBS or its designee has provided Bank with a written notice substantially in the form of Exhibit A hereto that Collateral Agents have ceased to be the Controlling Party hereunder (such notice being the "Controlling Party Notice"), "Controlling Party" means the Indenture Trustee. It is understood and agreed hereby that Bank shall rely exclusively on a Controlling Party Notice as to the determination of whether the Collateral Agents or the Indenture Trustee is the Controlling Party hereunder and shall be under no obligation to make any independent investigation thereof.

        Section 3.    "Financial Assets" Election.    All parties hereto agree that each item of Investment Property and all other property held in or credited to any Designated Account (the "Account Property") shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

        Section 4.    Entitlement Order.    Upon receipt of a Notice of Sole Control delivered pursuant to Section 10(i) hereof together with an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Controlling Party and relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other person. Prior to receipt of such Notice of Sole

Control and "entitlement order", the Securities Intermediary shall comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of any Account Property held in each Designated Account originated by a Pledgor, or any representative of, or investment manager appointed by, a Pledgor. The Securities Intermediary shall comply with, and is fully entitled to rely upon, any entitlement order from the Controlling Party, even if such entitlement order is contrary to any entitlement order that the Pledgor may give or may have given to the Securities Intermediary.

        Section 5.    Subordination of Lien; Waiver of Set-Off.    The Securities Intermediary hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of setoff against, any Designated Account or any Account Property it now has or subsequently obtains shall be subordinate to the security interest of the Controlling Party in the Designated Accounts and the Account Property therein or credited thereto. The Securities Intermediary agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to assert against any of the Designated Accounts any present or future security interest, banker's lien or any other lien or claim (including claim for penalties) that the Securities Intermediary may at any time have against or in any of the Designated Accounts or any Account Property therein or credited thereto; provided, however, that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions.

        Section 6.    Choice of Law.    Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

        Section 7.    Conflict with Other Agreements; Amendments.    As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Controlling Party shall have received prior written notice thereof. The Securities Intermediary and the Pledgor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to any Account Property held in or credited to any Designated Account as set forth in Section 4 hereof without the prior written consent of the Controlling Party acting in their sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

        Section 8.    Certain Agreements.

          (i)    As of the date hereof, the Securities Intermediary has furnished to the Controlling Party the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner acceptable to the Controlling Party. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

          (ii)   The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Pledgor and identifying one or more financial assets as "Pledged Collateral," enter into its records, including computer records, with respect to each Designated

  Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as "Pledged."

        Section 9.    Notice of Adverse Claims.    Except for the claims and interest of the Collateral Agent, the Indenture Trustee and of the Pledgor in the Account Property held in or credited to the Designated Accounts, the Securities Intermediary on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or Account Property held in or credited thereto and does not know of any claim that any person or entity other than the Controlling Party has been given "control" (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such Account Property. If the Securities Intermediary becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the Account Property held in or credited to any Designated Account, the Securities Intermediary shall promptly notify the Controlling Party and the Pledgor thereof.

        Section 10.    Maintenance of Designated Accounts.    In addition to the obligations of the Securities Intermediary in Section 4 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

          (i)    Notice of Sole Control.    If at any time the Controlling Party deliver to the Securities Intermediary a notice substantially in the form of Exhibit B hereto instructing the Securities Intermediary to terminate Pledgor's access to any Designated Account (the "Notice of Sole Control"), the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from the Controlling Party, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any Account Property therein, and cease taking instructions from Pledgor, including, without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.

          (ii)    Voting Rights.    Until such time as the Securities Intermediary receives a Notice of Sole Control, the Pledgor, or an investment manager on behalf of the Pledgor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.

          (iii)    Statements and Confirmations.    The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Pledgor and the Controlling Party at the address set forth in Section 12 hereof. The Securities Intermediary will provide to the Controlling Party, upon the Controlling Party' request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Controlling Party.

          (iv)    Perfection in Certificated Securities.    The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other Account Property held in or credited to any of the Designated Accounts, the Securities Intermediary shall retain possession of the same on behalf and for the benefit of the Controlling Party and such act shall cause the Securities Intermediary to be deemed holding such certificate for the Controlling Party, if necessary to perfect the Controlling Party' security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held on behalf and for the benefit of the Controlling Party.

        Section 11.    Successors; Assignment.    The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

        Section 12.    Notices.    Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

If to Pledgor:	[ ] [Address] Attention: Telecopy: Telephone:
with copy to:	[ ] [Address] Attention: Telecopy: Telephone:
If to Securities Intermediary:	[ ] [ ] [ ] Attention: Telecopy: Telephone:
If to any of the Collateral Agents:	UBS AG, Stamford Branch 677 Washington Boulevard Stamford, Connecticut 06901 Attention: Telecopy: Telephone:
with a copy to:	Latham &Watkins LLP 233 South Wacker Drive Sears Tower, Suite 5800 Chicago, IL 60606 Attention: Donald Schwartz Telecopy: (312) 993-9767 Telephone: (312) 876-7631
If to Indenture Trustee:	The Bank of New York [address] Attention: Telecopy: Telephone:
with a copy to:	[ ] [address] Attention: [ ] Telecopy: [ ] Telephone: [ ]

        Any party may change its address for notices in the manner set forth above.

        Section 13.    Termination.

          (i)    Except as otherwise provided in this Section 13, the obligations of the Securities Intermediary hereunder and this Control Agreement shall continue in effect until the security interests of both the Collateral Agents and the Indenture Trustee in the Designated Accounts and any and all Account Property held therein or credited thereto have been terminated pursuant to the terms of the Security Agreement and the Indenture and the Controlling Party has notified the Securities Intermediary of such termination in writing. The Controlling Party agrees promptly to provide a Notice of Termination substantially in the form of Exhibit C hereto to the Securities Intermediary upon the request of the Pledgor on or after the termination of the Collateral Agents' or Indenture Trustee's security interest, as applicable, pursuant to the terms of the Security Agreement or Indenture, as applicable. The termination of this Agreement shall not terminate the Designated Accounts or alter the obligations of the Securities Intermediary to the Pledgor pursuant to any other agreement with respect to the Designated Accounts.

          (ii)   The Securities Intermediary, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Controlling Party and the Pledgor not less than thirty (30) days prior to the effective termination date.

          (iii)  Prior to any termination of this Control Agreement pursuant to this Section 13, the Securities Intermediary hereby agrees that it shall promptly take, at Pledgor's sole cost and expense, all reasonable actions necessary to facilitate the transfer of any Account Property in or credited to the Designated Accounts as follows: (i) in the case of a termination of this Control Agreement under Section 13(i), to the institution designated in writing by Pledgor; and (ii) in all other cases, to the institution designated in writing by the Controlling Party.

        Section 13.    Fees and Expenses.    The Securities Intermediary agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Securities Intermediary hereunder (collectively, the "Account Expenses"), and the Pledgor agrees to pay such Account Expenses to the Securities Intermediary on demand therefor. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Securities Intermediary for all Account Expenses.

        Section 14.    Severability.    If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

        Section 15.    Counterparts.    This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[signature page follows]

[ ], as Pledgor
By:	Name: Title:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
[ ], as Securities Intermediary
By:	Name: Title:

SCHEDULE I

Designated Account(s)

Exhibit A

CONTROLLING PARTY NOTICE

[Letterhead of UBS or its designee]

Date:                        , 20

To:

Attention:
Facsimile:
  RE:
  Control Agreement Concerning Securities Accounts dated as of                        , 2006

Ladies and Gentlemen:

        Reference is made to the Control Agreement Concerning Securities Account Concentration Account Agreement dated as of                        , 2006 (as amended, restated, supplemented or otherwise modified from time, the "Control Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Control Agreement) among [                        ], as Pledgor, UBS AG, STAMFORD BRANCH, as Collateral Agent, and you regarding the Designated Accounts. We hereby give you notice that the rights of the Collateral Agents under the Control Agreement have terminated.

Very truly yours,
UBS AG, STAMFORD BRANCH, Collateral Agent
By
Name: Title:

Exhibit B

NOTICE OF SOLE CONTROL

[Letterhead of applicable Controlling Party]

Date:                        , 20

To:

Attention:
Facsimile:
  RE:
  Control Agreement Concerning Securities Accounts dated as of                        , 2006

Ladies and Gentlemen:

        Reference is made to the Control Agreement Concentration Securities Accounts dated as of                        , 2006 (as amended, restated, supplemented or otherwise modified from time, the "Control Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Control Agreement) among [                        ], as Pledgor, UBS AG, STAMFORD BRANCH, as Collateral Agent, and you regarding the Designated Accounts.

        This is to notify [                        ] (the "Securities Intermediary") that the Designated Accounts are now under the exclusive control of the undersigned. The Securities Intermediary is hereby instructed to cease complying with instructions given by or on behalf of Pledgor relating to the Designated Accounts, to cease distributing interest earned on property in the Designated Accounts to Pledgor and to refuse to accept any other instructions from Pledgor intended to exercise any authority with respect to the Designated Accounts unless instructed by the undersigned as Controlling Party.

        All future instructions on the Designated Accounts shall be given solely on behalf of the undersigned until the undersigned has notified the Bank in writing that the Agreement, or the undersigned's security interest in the Designated Accounts, is terminated.

UBS AG, STAMFORD BRANCH, as Collateral Agent(1)
By
Name: Title:
By
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee(2)
By
Name: Title:
cc: Pledgors

(1)
Included only if prior to delivery of the Controlling Party Notice.

(2)
Included only if after delivery of the Controlling Party Notice.

Exhibit C

NOTICE OF TERMINATION

[Letterhead of applicable Controlling Party]

Date:                        , 20

To:

Attention:
Facsimile:
  RE:
  Control Agreement Concerning Securities Accounts dated as of                        , 2006

Ladies and Gentlemen:

        Reference is made to the Control Agreement Concentration Securities Accounts dated as of                        , 2006 (as amended, restated, supplemented or otherwise modified from time, the "Control Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Control Agreement) among [                        ], as Pledgor, UBS AG, STAMFORD BRANCH, as Collateral Agent, and you regarding the Designated Accounts.

        The undersigned hereby give you notice that the Control Agreement is terminated and that you have no further obligations to the Controlling Party pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Designated Accounts from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to such accounts, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

UBS AG, STAMFORD BRANCH, as Collateral Agent(3)
By
Name: Title:
By
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee(4)
By
Name: Title:
cc: Pledgors

(3)
Included only if prior to delivery of the Controlling Party Notice.

(4)
Included only if after delivery of the Controlling Party Notice.

EXHIBIT 5

Form of Deposit Account Control Agreement

[see document # CH\818563.5 attached hereto]

EXHIBIT 6

[Form of]

COPYRIGHT SECURITY AGREEMENT

        Copyright Security Agreement, dated as of [                        ], by Linens 'n Things, Inc. (the "Pledgor"), in favor of UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION, in their capacities as Collateral Agents pursuant to the Credit Agreement (in such capacity, the "Collateral Agents").

W I T N E S S E T H:

        WHEREAS, the Pledgor is party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agents pursuant to which the Pledgor is required to execute and deliver this Copyright Security Agreement;

        NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agents, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Agents as follows:

        SECTION 1.    Defined Terms.    Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        SECTION 2.    Grant of Security Interest in Copyright Collateral.    Pledgor hereby pledges and grants to the Collateral Agents for the benefit of the Secured Parties a continuing security interest in, and right of setoff against all of Pledgor's right, title and interest in, to and under all the following now owned and hereafter acquired Pledged Collateral of such Pledgor (collectively, the "Copyright Collateral"):

          (a)   Copyrights of Pledgor listed on Schedule I attached hereto;

          (b)   Copyright Licenses of Pledgor listed on Schedule I attached hereto; and

          (c)   all Proceeds of any and all of the foregoing (other than Excluded Property).

        SECTION 3.    Security Agreement.    The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agents pursuant to the Security Agreement and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agents with respect to the security interest in the Copyright made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

        SECTION 4.    Remedies.    In addition to all other remedies provided in the Security Agreement or the other Loan Documents, Pledgor agrees to assign, transfer and convey, upon demand made upon the occurrence and during the continuation of an Event of Default without requiring further action by either party and to be effective upon such demand, all of Pledgor's right, title and interest in, to and under all Copyright Collateral.

        SECTION 5.    Termination.    Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agents shall promptly (but in any event within five (5) Business Days) execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyright under this Copyright Security Agreement.

        SECTION 6.    Counterparts.    This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

        SECTION 7.    Intercreditor Agreement.    Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the applicable Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 14, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Linens 'n Things, Inc., Linens Holding Co., Linens 'n Things Center, Inc., Linens 'n Things Canada Corp, UBS AG, Stamford Branch, as "Administrative Agent", UBS AG, Stamford Branch and Wachovia Bank, National Association, as co-agents serving as the "US Revolving Credit Collateral Agent", UBS AG, Toronto Branch and Wachovia Capital Finance Corporation (Canada), as co-agents serving as "Canadian Revolving Credit Collateral Agent", (the Administrative Agent, the US Revolving Credit Collateral Agent and the Canadian Revolving Credit Collateral Agent being referred to collectively as the "Revolving Credit Collateral Agent"), The Bank of New York serving as "Note Lien Collateral Agent" and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[signature page follows]

        IN WITNESS WHEREOF, the Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, Linens 'n Things, Inc.
By:	Name: Title:
Accepted and Agreed:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:	Name: Title:

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE
Linens 'n Things, Inc.	VA-1-056-560	Moon and Stars

Copyright Applications:

OWNER	TITLE

EXHIBIT 7

[Form of]

PATENT SECURITY AGREEMENT

        Patent Security Agreement, dated as of [                        ], by [            ] and [                        ] ("Pledgor"), in favor of UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION, in their capacities as Collateral Agents pursuant to the Credit Agreement (in such capacity, the "Collateral Agents").

W I T N E S S E T H:

        WHEREAS, the Pledgor is party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agents pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

        NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agents, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Agents as follows:

        SECTION 1.    Defined Terms.    Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        SECTION 2.    Grant of Security Interest in Patent Collateral.    Pledgor hereby pledges and grants to the Collateral Agents for the benefit of the Secured Parties a continuing security interest in, and right of setoff against all of Pledgor's right, title and interest in, to and under all the following now owned and hereafter acquired Pledged Collateral of such Pledgor (collectively, the "Patent Collateral"):

          (a)   Patents of Pledgor listed on Schedule I attached hereto;

          (b)   Patent Licenses of Pledgor listed on Schedule I attached hereto; and

          (c)   all Proceeds of any and all of the foregoing (other than Excluded Property).

        SECTION 3.    Security Agreement.    The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agents pursuant to the Security Agreement and Pledgor hereby acknowledges and affirm that the rights and remedies of the Collateral Agents with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

        SECTION 4.    Remedies.    In addition to all other remedies provided in the Security Agreement or the other Loan Documents, Pledgor agrees to assign, transfer and convey, upon demand made upon the occurrence and during the continuation of an Event of Default without requiring further action by either party and to be effective upon such demand, all of Pledgor's right, title and interest in, to and under all Patent Collateral.

        SECTION 5.    Termination.    Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agents shall promptly (but in any event within five Business Days) execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

        SECTION 6.    Counterparts.    This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

        SECTION 7.    Intercreditor Agreement.    Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the applicable Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 14, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Linens 'n Things, Inc., Linens Holding Co., Linens 'n Things Center, Inc., Linens 'n Things Canada Corp, UBS AG, Stamford Branch, as "Administrative Agent", UBS AG, Stamford Branch and Wachovia Bank, National Association, as co-agents serving as the "US Revolving Credit Collateral Agent", UBS AG, Toronto Branch and Wachovia Capital Finance Corporation (Canada), as co-agents serving as "Canadian Revolving Credit Collateral Agent", (the Administrative Agent, the US Revolving Credit Collateral Agent and the Canadian Revolving Credit Collateral Agent being referred to collectively as the "Revolving Credit Collateral Agent"), The Bank of New York serving as "Note Lien Collateral Agent" and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[signature page follows]

        IN WITNESS WHEREOF, Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,
[PLEDGOR](1)
		By:	Name: Title:
Accepted and Agreed:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:	Name: Title:

(1)
A separate document needs to be executed by each Borrower and Guarantor which owns a pledged Patent or Patent License.

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS(2)

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

(2)
Note to attorney: These schedules include the minimum information required to perfect in the PTO. A conformed version of perfection certificate would be adequate, provided it contains this information.

EXHIBIT 8

[Form of]

TRADEMARK SECURITY AGREEMENT

        Trademark Security Agreement, dated as of [                        ], by LNT Merchandising Company, LLC ("Pledgor"), in favor of UBS AG, STAMFORD BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION, in their capacities as Collateral Agents pursuant to the Credit Agreement (in such capacity, the "Collateral Agents").

W I T N E S S E T H:

        WHEREAS, the Pledgor is party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agents pursuant to which the Pledgor is required to execute and deliver this Trademark Security Agreement;

        NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agents, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Agents as follows:

        SECTION 1.    Defined Terms.    Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        SECTION 2.    Grant of Security Interest in Trademark Collateral.    Pledgor hereby pledges and grants to the Collateral Agents for the benefit of the Secured Parties a continuing security interest in, and right of setoff against all of Pledgor's right, title and interest in, to and under all the following now owned and hereafter acquired Pledged Collateral of such Pledgor (collectively, the "Trademark Collateral"):

          (a)   Trademarks of Pledgor listed on Schedule I attached hereto;

          (b)   Trademark Licenses of Pledgor listed on Schedule I attached hereto; and

          (c)   all Proceeds of any and all of the foregoing (other than Excluded Property).

        SECTION 3.    Security Agreement.    The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agents pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agents with respect to the security interest in the Trademarks and Trademark Licenses made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

        SECTION 4.    Remedies.    In addition to all other remedies provided in the Security Agreement or the other Loan Documents, Pledgor agrees to assign, transfer and convey, upon demand made upon the occurrence and during the continuation of an Event of Default without requiring further action by either party and to be effective upon such demand, all of Pledgor's right, title and interest in, to and under all Trademark Collateral.

        SECTION 5.    Termination.    Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agents shall promptly (but in any event within five Business Days) execute, acknowledge, and deliver to Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

        SECTION 6.    Counterparts.    This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

        SECTION 7.    Intercreditor Agreement.    Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agents pursuant to this Agreement and the exercise of any right or remedy by the applicable Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 14, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Linens "n Things, Inc., Linens Holding Co., Linens "n Things Center, Inc., Linens "n Things Canada Corp, UBS AG, Stamford Branch, as "Administrative Agent", UBS AG, Stamford Branch and Wachovia Bank, National Association, as co-agents serving as the "US Revolving Credit Collateral Agent", UBS AG, Toronto Branch and Wachovia Capital Finance Corporation (Canada), as co-agents serving as "Canadian Revolving Credit Collateral Agent", (the Administrative Agent, the US Revolving Credit Collateral Agent and the Canadian Revolving Credit Collateral Agent being referred to collectively as the "Revolving Credit Collateral Agent"), The Bank of New York serving as "Note Lien Collateral Agent" and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[signature page follows]

        IN WITNESS WHEREOF, Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,
LNT Merchandising Company, LLC
		By:	Name: Title:
Accepted and Agreed:
UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	Name: Title:
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:	Name: Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

[MORGAN LEWIS TO CONFIRM]

Registered U.S. Trademarks Trademark	Owner/Applicant	Status, Country, Classes	App Number Reg Number	App Date Reg Date
LINENS 'N THINGS	LNT Merchandising Company, LLC	Registered, USA, 42 Int.	72/370206 0934171	09-Sep-1970 16-May-1972
LNT	LNT Merchandising Company, LLC	Registered, USA, Int. 20,24,27 and 35	75/546927 2337611	01-Sep-1998 04-Apr-2000
DREAM BIG, PAY LITTLE	LNT Merchandising Company, LLC	Registered, USA 35	78/497112 3035124	08-Oct-2004 27-Dec-2005
Pending U.S. Applications Trademark	Owner/Applicant	Status, Country, Classes	App Number Reg Number	App Date Reg Date
ATTITUDE	LNT Merchandising Company, LLC	Pending, USA 21 et al.	78/427854	01-Jun-2004
ATTITUDES	LNT Merchandising Company, LLC	Pending, USA 21 et al.	78/427863	01-Jun-2004
HOTEL LIVING	LNT Merchandising Company, LLC	Pending, USA 24 Int., 25 Int., 27 Int.	78/438409	21-Jun-2004
LINENS-N-THINGS and DESIGN	LNT Merchandising Company, LLC	Pending, USA 35	78/425295	26-May-2004
[MAKE YOUR HOME HAPPY	LNT Merchandising Company, LLC]	Pending, USA 35	78/257756	03-Jun-2003]
SPA-TEX	LNT Merchandising Company, LLC	Published, USA 24 Int., 25 Int., 27 Int.	78/389104	23-Mar-2004

EXHIBIT 9

FORM OF ARMORED CAR CONTROL AGREEMENTS

[see document # CH\ 845627.1 attached hereto]

EXHIBIT 10

[Form of]

NOTICE TO BAILEE OF SECURITY INTEREST IN INVENTORY

CERTIFIED MAIL—RETURN RECEIPT REQUESTED

        [                        ], 200 [    ]

TO:
[Bailee's Name]
[Bailee's Address]

Re:
Linens 'n Things, Inc. and Linens 'n Things Center, Inc.

Ladies and Gentlemen:

        In connection with that certain Security Agreement, dated as of February     , 2006 (the "Security Agreement"), made by Linens 'n Things, Inc., a Delaware corporation and Linens 'n Things Center, Inc., a California corporation, the Guarantors party thereto, UBS AG, Stamford Branch as Collateral Agent ("UBS") and Wachovia Bank, National Association as Collateral Agent (together with UBS, the "Collateral Agents"), we have granted to the Collateral Agents a security interest in substantially all of our personal property, including our inventory. In connection that certain Security Agreement, dated as of February 14, 2006, made by Linens 'n Things Center, Inc., a California corporation, the Guarantors party thereto, and The Bank of New York as Collateral Agent and Indenture Trustee (the "Indenture Trustee"), we have granted to the Indenture Trustee a security interest in substantially all of our personal property, including our inventory.

        As used herein, "Controlling Party" means UBS or its designee until such time as UBS or its designee has provided you with a written notice that Collateral Agents have ceased to be the Controlling Party hereunder (such notice being the "Controlling Party Notice"), "Controlling Party" means the Indenture Trustee. It is understood and agreed hereby that you shall rely exclusively on a Controlling Party Notice as to the determination of whether the Collateral Agents or the Indenture Trustee is the Controlling Party hereunder and shall be under no obligation to make any independent investigation thereof.

        This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of the Controlling Party's continuing first priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by Controlling Party, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.

        Your acknowledgment also constitutes a waiver and release, for the Collateral Agents' and Indenture Trustee's benefit, of any and all claims, liens, including bailee's liens, and demands of every kind which you have or may later have against such goods (including any right to include such goods in any secured financing to which you may become party).

        In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and approved:		Very truly yours,
[BAILEE]		[APPLICABLE PLEDGOR]
By:	Name: Title:	By:	Name: Title:
cc:
Collateral Agents
Indenture Trustee

QuickLinks

SECURITY AGREEMENT by LINENS 'N THINGS, INC. and LINENS 'N THINGS CENTER, INC., as Borrowers and THE GUARANTORS PARTY HERETO and UBS AG, STAMFORD BRANCH, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agents